                                                                   EXHIBIT 10.20

                               SUBLEASE AGREEMENT
                               ------------------


     THIS SUBLEASE AGREEMENT (this "Sublease") is made and entered into as of the 16th day of December, 1997, by and between PREMIERE COMMUNICATIONS, INC., a Florida corporation, (the "Sublandlord") and ENDEAVOR TECHNOLOGIES Inc., a Georgia corporation (the "Subtenant"), to be effective as of the "Commencement Date", as hereinafter defined.

                                  WITNESSETH:
                                  ----------

     WHEREAS, Sublandlord, by Agreement of Lease dated March 3, 1997, (the "Master Lease"), leased from Corporate Property Investors (the "Landlord") the entire 4th floor comprising 20,838 rentable square feet (the "Premises"), along with additional space on other floors, of that certain building, located at 3399 Peachtree Road, N.E., Atlanta, Georgia (the "Building") such Premises being more particularly described on Exhibit B to the Master Lease (a copy of which Master Lease is attached hereto as Exhibit "A" and made a part hereof); and
                            -----------

     WHEREAS, Subtenant desires to sublease the Premises on the terms and conditions set forth below;

     NOW THEREFORE, for and in consideration of the sum of TEN and NO/100 Dollars, the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.  Premises: Term
    --------------

     Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, the Premises for a term (the "Sublease Term") commencing on the date (the "Commencement Date") which is the earlier of (i) the date of occupancy agreed to by Sublandlord and Subtenant, or (ii) February 1, 1998, and ending on the date which is two (2) years from such date (the "Expiration Date") unless sooner terminated according to the terms hereof.

2.  Subordination
    -------------

     This Sublease is hereby expressly made subject and subordinate to the Master Lease and shall be upon the same terms, covenants and conditions provided in the Master Lease as applicable to the Premises (except such as by their nature are inapplicable to or inconsistent with this Sublease). Subtenant acknowledges that its possession and use of the Premises due at all times be subject to the rights of Landlord set forth in the Master Lease. Sublandlord shall have no liability to Subtenant for any of the Landlord pursuant to the Master Lease. The provisions of the Master Lease pertaining to the Premises are deemed included herein and made a part hereof ("Sublandlord" being substituted for "Landlord" and "Subtenant being substituted for "Tenant"), except that Subtenant's obligations for each subject addressed in this Sublease, including rental obligations, are limited to the terms of this Sublease.

3.  Obligations Under Master Lease
    ------------------------------

     For the purposes of this Sublease only, Subtenant hereby assumes all of the responsibilities and obligations to be performed on the part of Sublandlord as tenant under the Master Lease with respect to the Premises for the entire Sublease Term (other than the obligations to pay rent and additional rent and in no way relieve other amounts which are governed by this Sublease). Such undertaking shall in no way relieve Sublandlord of its obligations under the Master Lease. Both Sublandlord and Subtenant covenant and agree not to do, permit or allow any act which would violate or constitute a breach of or a default under the Master Lease. Upon any breach by Subtenant of any of the terms, covenants, or agreements to be performed or observed under this Sublease by Subtenant, Sublandlord may exercise any of the rights given to the Landlord under the Master Lease, subject to the limitations thereof and hereof, and the exercise thereof shall not be in derogation of, but shall be in addition to any other remedies available to Sublandlord, hereunder or under law or equity.

4.  Termination
    -----------

     A.  Termination of Master Lease
         ---------------------------

     In the event the Master Lease is terminated pursuant to its terms prior to the expiration of the term of this Sublease, this Sublease shall automatically cease and terminate as of the date upon which the Master Lease is terminated. Upon any such termination of the Master Lease, all rent due hereunder shall be prorated from the first day of the month of termination, and neither party shall have any further obligation or liability to the other arising out of this Sublease except for the payment by Subtenant of such amounts of rent as so prorated and any other amounts accrued as of the date of termination, and except for rights or obligations that had accrued prior to the effective date of the termination of this Sublease. To the extent that Sublandlord has over thirty
(30) days' notice of such termination, Sublandlord agrees to give Subtenant reasonable notice at least thirty (30) days prior to any such termination date.

     B.  Other Termination
         -----------------

     In the event of termination of that certain Equipment Lease between Sublandlord and Subtenant dated of even date herewith (the "Equipment Lease") or that certain Co-Marketing and Integration Agreement between Sublandlord and Subtenant dated of even date herewith (the "Co-Marketing Agreement either party hereto, provided it is not responsible for a default causing such termination, shall have the right to terminate this Sublease upon written notice to the other party, which termination shall be effective on the date on which such other agreement terminates, unless the parties mutually agree to another effective date. In the event of such termination, Subtenant shall surrender the Premises to Sublandlord in the manner described in the Master Lease, and neither party shall have any further rights or obligations under this Sublease, except for rights or obligations that had accrued prior to the effective date of the termination of this Sublease.

5.  Rent
    ----

     A.  Base Rent for Premises
         ----------------------

     Subtenant shall pay Sublandlord as the annual base rent (the "Base Rent") for the Premises during the Sublease Term the sum of Four Hundred Thirty Seven Thousand Five Hundred Ninety Eight Dollars ($437,598.00) payable in advance in equal monthly installments of Thirty Six Thousand Four Hundred Sixty Six and 50/100 ($36,466.50) beginning on the Commencement Date and continuing on the day ten (10) days in advance of each payment to be made under the Master Lease (recognizing that payments due under the Master Lease are due in advance on the first day of the month) during the Sublease Term ("Due Date"), and continuing each and every month thereafter, without demand, deduction, set-off or abatement whatsoever, said payments of Base Rent to be made directly to Sublandlord at the address of Sublandlord set forth herein. Appropriate prorations shall be made in the event the Commencement Date is not a Due Date or in the event that the Sublease terminates prior to a Due Date.

     B.  Additional Rent for Premises
         ----------------------------

     Subtenant shall also pay Sublandlord as additional rent, as and when the same shall become due and payable under the provisions of the Master Lease, all costs and expenses including, without limitation, all taxes and assessments, all insurance costs and repair costs pertaining specifically to the Premises or prorated in the event the same applies to the entire leasehold interest of Sublandlord under the Master Lease due under the Master Lease for each year during the Sublease Term (collectively, the "Additional Rent"). Sublandlord agrees to provide Subtenant with an invoice and the corresponding bill from the Landlord for the Additional Rent.

     C.  Late Charges
         ------------

     Any rental amounts not paid when due shall bear interest at the rate of one and one-half percent (1.5%) per month until paid.

6.  Condition of Premises
    ---------------------

     Subtenant represents that it has made a thorough examination and inspection of the Premises and is familiar with the condition of such property, and Subtenant agrees to accept the Premises in their "as is" condition, as of the date of this Sublease. Except as provided in the Co-Marketing Agreement, Subtenant agrees that it enters into this

Sublease without any representations or warranties by Sublandlord, its agents, representatives, servants or employees or any other person, as to the condition or use by Subtenant of the Premises.

7.  Exclusion from Master Lease
    ---------------------------

     The following Articles or Sections of the Master Lease are expressly excluded from this Sublease and shall not to Subtenant: any renewal options, or options to lease additional space in the Building, apply or rights of first refusal with regard to space in the Building. Subtenant acknowledges and agrees that such rights are personal to Sublandlord and that Subtenant shall have no rights to exercise such options and renewals, if any, contained in the Master Lease.

8.  Services, Utilities, Maintenance and Repairs
    --------------------------------------------

     Subtenant acknowledges and agrees that Sublandlord shall provide, only via the Landlord, maintenance or repair of the Premises, utilities or other services described as being provided by the Landlord in the Master Lease. Subtenant agrees that, in cooperation with the Sublandlord, it shall look solely to the Landlord and not to Sublandlord for the rendition of all such services and the performance of all obligations required to be furnished and performed in the Premises. Subtenant shall receive directly from the Landlord all services and utilities and the performance of all obligations which the Landlord is required to provide in and for the benefit of the Premises, and Sublandlord shall have no liability whatsoever in the event that Landlord fails to furnish or perform any such services or obligations during the Sublease Term. However, Sublandlord agrees to cooperate with Subtenant in good faith, in dealings with and notices to Landlord regarding services, utilities, maintenance and repair of the Premises.

9.  Additional Services
    -------------------

     Subtenant covenants and agrees to pay any fees and expenses assessed by Landlord pursuant to the Master Lease resulting from Subtenant's use and occupancy of the Premises. In addition, if other services not provided by Landlord (the "Other Services") are obtained for the joint benefit of Subtenant and Sublandlord, as mutually agreed to by the parties, the parties shall share the cost of such services on a fair and equitable basis. If Other Services are desired, solely for the benefit of Subtenant, Subtenant shall bear all of such costs, and Sublandlord agrees to cooperate with Subtenant, to the extent reasonably requested, in obtaining such Other Services, provided same are at no cost to Sublandlord.

10.  Use of Premises
     ---------------

     Subtenant shall use the Premises only for the "Permitted Use" as defined in the Master Lease, and shall not use the Premises for any use or purpose which would violate the Master Lease. Subtenant shall not change its use of the Premises without the prior written consent of the Sublandlord, in its reasonable discretion and Landlord, in the manner provided in the Master Lease. During the Sublease Term, Subtenant agrees to assume any responsibility previously borne by Sublandlord in its capacity as tenant under the Master lease regarding the Occupational Safety Health Act, the Americans with Disabilities Act, and the legal use or adaptability of the Premises and the compliance thereof to all applicable laws and regulations enforced during the Sublease Term.

11.  Alterations
     -----------

     Subtenant shall make no alterations, additions, installations or improvements of any kind ("Alterations") to the Premises without the prior written consent of Landlord (in accordance with the Master Lease) and Sublandlord, in its reasonable discretion. Except as provided in the Co-Marketing Agreement, any Alterations made to the Premises with consent shall be at the sole cost and expense of Subtenant, and Subtenant agrees to restore the Premises to their original condition at its sole cost if -so requested by Sublandlord or Landlord the end of the Sublease Term. Any and all approved Alterations at shall be made in conformity with the applicable terms and conditions of the Master Lease. Subtenant shall submit is proposed Alterations, simultaneously to Landlord and Sublandlord for consent, subject to the provisions of the Master Lease.

12.  Assignment and Subletting
     -------------------------

     A.  Consent Required
         ----------------

     Subtenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Subtenant's interest in this Sublease or the Premises without the prior written consent of the Landlord (in accordance with the applicable provisions of the Master Lease) and Sublandlord, in Sublandlord's reasonable discretion, Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Sublease.

     B.  No Release
         ----------

     Regardless of any consent by Sublandlord, no subletting or assignment shall release Subtenant of Subtenant's obligations, or after the primary liability of Subtenant to pay the Base Rent, Additional Rent, and to perform all other obligations to be performed by Subtenant hereunder. The acceptance of rent by Sublandlord from any other person shall not be deemed a waiver by Sublandlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Subtenant or any successor of Subtenant in the performance of any of the terms hereof, Sublandlord may proceed directly against Subtenant without the necessity of exhausting remedies against said assignee or such additional sublessee.

     C.  Fees
         ----

     In the event Subtenant shall assign or sublet the Premises or request the consent of Sublandlord to any assignment or subletting, or if Subtenant shall request the consent of Sublandlord for any act that Subtenant proposes to do, then Subtenant shall reimburse Sublandlord for any fees Sublandlord is required Subtenant proposes to pay as tenant pursuant to the Master Lease, by reason of such act.

13.  Consent and Approvals
     ---------------------

     Sublandlord shall not be liable for any damages if Sublandlord withholds or delays any consent or approval requested by Subtenant, and as to any consent or approval which the Sublandlord has agreed in writing not to unreasonably withhold or delay, Subtenant shall have only the remedy of specific in writing not to unreasonable performance or injunction.

14.  Indemnity
     ---------

     Subtenant shall indemnify and hold harmless Sublandlord and the Landlord from and against any and all claims arising from Subtenant's use of the Premises, or from the conduct of Subtenant's business or from any activity, work or thing done, permitted or suffered by Subtenant in or about the Premises or elsewhere, except to the extent resulting from a material breach of Sublandlord's obligations under the Co-Marketing Agreement, and shall further indemnify and hold harmless the Sublandlord and the Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Subtenant's part to be performed under the terms of this Sublease, or arising from any negligence of Subtenant or any of Subtenant's agents, contractors, or employees, (excluding Sublandlord to the extent it is a contractor of the Subtenant under the Co-Marketing Agreement), and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. Subtenant agrees that should any action or proceeding be brought against Sublandlord or the Landlord by reason of any such claim, upon notice from Sublandlord or the Landlord, Subtenant shall defend the same at Subtenant's expense by counsel reasonably satisfactory to Sublandlord.

     Subtenant, as a material part of the consideration to Sublandlord, hereby assumes all risk of upon or damage to property or injury to persons, in, upon or about the Premises arising from Subtenant's use of the Premises, subject to the terms of the Equipment Lease as to damages to property addressed therein, and Subtenant hereby waives all claims in respect thereof against Sublandlord. Subtenant hereby agrees that Sublandlord shall not be liable for injury to Subtenant's business or any loss of income, therefrom or for damage to the goods, wares, merchandise or other property of Subtenant, Subtenant's shareholders, employees, invitees, customers; or any other person in or about the Premises, nor shall Sublandlord be liable for injury to any person including Subtenant's shareholders, employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause whether the said damage or injury results from conditions arising upon the Premises or upon portions of the Building, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Subtenant. Sublandlord shall not be liable for any damages arising from any act, omission or neglect of the Landlord or any tenant of the Building.

15.  Insurance
     ---------

     Sublandlord shall have no obligation to provide insurance or perform any repair, replacement, or any other requirement imposed upon the Landlord as landlord pursuant to the Master Lease in the event of damage to all of or any part of the Building. However, Sublandlord agrees to keep in place, for the Premises, such policies of insurance as are required of it as tenant pursuant to the Master Lease. Subtenant shall obtain and maintain insurance policies identical to those required to be maintained by Sublandlord as tenant pursuant to the Master Lease (but only with regard to the Premises herein described and not the entirety of the premises leased pursuant to the Master Lease), and Sublandlord and Landlord shall be named as additional insureds. Subtenant acknowledges and agrees that the Landlord and Sublandlord shall not be responsible or liable to Subtenant for any loss or damage at the Premises.

16.  Estoppel Certificate
     --------------------

     A.  Requirements
         ------------

     Subtenant shall, at any time, upon not less than ten (10) days' prior written notice from sublandlord, execute, acknowledge and deliver to Sublandlord a statement in writing (i) certifying that this Sublease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Sublease, as so modified, is in full force and effect) and the extent to which the rent and other charges are paid in advance, if any; and (ii) acknowledging that there are not, to Subtenant's knowledge, any uncured defaults on the part of Sublandlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective assignee or mortgagees of the Premises.

     B.  Failure to Comply
         -----------------

     Subtenant's failure to provide such statement within such times shall be a default by Subtenant under this Sublease, and shall be conclusive upon Subtenant
(i) that this Sublease is in full force and may effect, without modification except as may be represented by Sublandlord; (ii) that there are no uncured defaults in the performance by Sublandlord Landlord; and (iii) that not more than one month's rent or has been paid in advance.

17.  Eminent Domain
     --------------

     In the event of any condemnation of the Premises, all awards and compensation, or proceeds payable to Sublandlord pursuant to the Master Lease be the property of Sublandlord. No part of any condemnation awards, compensation shall be payable to Subtenant.

18.  Rules and Regulations
     ---------------------

     Subtenant shall faithfully observe and comply with all rules and regulations described in or annexed to the Master Lease, as amended from time to time.

19.  Tax on Tenant's Personal Property
     ---------------------------------

     Subtenant shall pay all taxes levied or assessed upon Subtenant's personal property and shall deliver satisfactory evidence of such payment to Sublandlord, if requested.

20.  Right to Additional Space
     -------------------------

     Subtenant acknowledges that it shall have no rights under this Sublease to lease any other space in the Building.

21.  Option to Extend
     ----------------

     If Subtenant and Sublandlord mutually agree (and Landlord consents), Subtenant shall have the option to renew this Sublease for one (1) additional one-year period under the same terms and conditions as this Sublease, except that the Base Rent to be paid hereunder shall be adjusted upward by the amount of the increase under the Master Lease, if any.

22.  Arbitration
     -----------

     Any dispute arising out of this Sublease shall. at the option of either party, be settled by arbitration. Within ten (10) days after either party shall have requested arbitration in writing, the parties shall agree on an impartial arbitrator, and failing agreement, he shall be selected by the American Arbitration Association at the request of either party. The arbitration shall be conducted in accordance with the then current rules of commercial arbitration of the American Arbitration Association, and judgment upon the award granted by the arbitrator may be entered in any court having jurisdiction thereof. Fees, costs and expenses of the arbitrator shall be borne by the party against whom the arbitration shall be determined, or in such proportions as the arbitrator shall designate.

23.  Abatement of Rent
     -----------------

     Subtenant shall receive no abatement of any rent due under this Sublease for any part of the Sublease Term.

24.  Severability
     ------------

     The invalidity of any provision of this Sublease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

25.  Time of Essence
     ---------------

     Time is of the essence of this Sublease.

26.  Captions
     --------

     Captions of Articles or subdivisions thereof are not a part hereof and are intended for reference purposes.

27.  Notices
     -------

     All notices or demands given or required to be given hereunder shall be in writing and shall sent by, hand delivery, overnight courier, or by certified or registered mail, return receipt requested, addressed to the parties' addresses set forth below or to each other address as either party may specify in writing in accordance with this notice provision. Any such notice so given shall be deemed given and shall be effective on the day of its receipt by the respective party.

PRIOR TO OCCUPANCY:
-------------------

        Sublandlord:            Premiere Communications Inc.
        -----------             3399 Peachtree Road, N.E.
                                Lenox Building, Suite 400
                                Atlanta, Georgia  30326
                                Attention: Patrick G. Jones

                                with a copy to:

                                Premiere Communications Inc.
                                3399 Peachtree Road N.E.
                                Lenox Building, Suite 400
                                Atlanta, Georgia  30326
                                Attention: Julianne F. Vaio

        Subtenant:              Endeavor Technologies, Inc.
        ---------               1100 Lake Hearn Drive, Suite 370
                                Atlanta, Georgia  30342-1524
                                Attention: W. Michael Heekin

AFTER OCCUPANCY:
----------------

        Sublandlord:            Premiere Communications Inc. 3399 Peachtree
        -----------             3399 N.E. Lenox Building, Suite 700
                                Atlanta, Georgia 30326
                                Attention: Patrick G. Jones

                                with a copy to:

                                Premiere Communications, Inc.
                                3399 Peachtree Road, N.E.
                                Lenox Budding, Suite 400
                                Atlanta, Georgia  30326
                                Attention: Julianne F. Vaio

        Subtenant:              Endeavor Technologies; Inc.
        ---------               3399 Peachtree Road, N.E.
                                Lenox Building, Suite 400
                                Atlanta, Georgia  30326
                                Attention: W. Michael Heekin

28.  Brokers
     -------

     Subtenant warrants and represents to Sublandlord that it has dealt with no broker or real estate agent or made no agreement or created any liability with respect to this Sublease and/or the Premises or in connection with the payment of brokerage or other commissions to anyone, and Subtenant hereby agrees to indemnify, defend and hold Sublandlord harmless from and against all liability, cost, or expense rising out of the claims of any other broker or real estate agent claiming by, through or under Subtenant for a commission in connection with this Sublease and/or the transaction contemplated by this Sublease.

     Sublandlord warrants and represents to Subtenant that it has dealt with no broker or real estate agent or made no agreement or created any liability with respect to this Sublease and/or the Premises or in connection with the payment of brokerage or other commissions to anyone, and Sublandlord hereby agrees to indemnify, defend and hold Subtenant harmless from and against all liability, cost, or expense rising out of the claims of any other broker or real estate agent claiming by, through or under Sublandlord for a commission in connection with this Sublease and/or the transaction contemplated by this Sublease.

29.  Consents Required
     -----------------

     This Sublease is expressly conditioned upon the written consent of the Landlord. Upon execution of this Sublease, Sublandlord will prompt request such written consent. If such consent has not been received by Sublandlord within thirty (30) days from the date of hereof, then, at the option of either party, upon written notice to the other at any time after such 30-day period, this Sublease shall be deemed canceled, null and void and of no further force and effect, and neither party shall have any claim of any kind or nature against the other provided such notice is sent before the Landlord's written consent is delivered to Sublandlord. In no event shall Sublandlord be obligated to deliver possession of the Premises to Subtenant until date upon which Sublandlord notifies Subtenant that it has received the written consent of the Landlord.

30.  Condition of Premises on Termination
     ------------------------------------

     Upon the expiration or other termination of the term of this Sublease, Subtenant covenants and agrees that it shall quit and surrender the Premises in the condition required pursuant to the terms of the Master Lease, shall remove all Subtenant's personal property therefrom (except such items, including, without limitation, such fixtures, equipment, improvements and Alterations, which are required to remain a part of the Premises pursuant to the Master Lease), and shall make any repairs or restorations required by reason of each removal to put the Premises in the condition required pursuant to the Master Lease.

31.  Waivers
     -------

     No waiver by Sublandlord of any provision hereof shall be deemed a waiver of any provision hereof or of any subsequent breach by Subtenant of the same or any provision. The consent or approval by Sublandlord of any act shall not be deemed to render unnecessary obtaining subsequent consent or approval from Sublandlord or any subsequent act by Subtenant. The acceptance of rent hereunder by Sublandlord shall not be a waiver of any preceding breach by Subtenant of any provision hereof, regardless of knowledge by Sublandlord of such preceding breach at the time of acceptance of each rent.

32.  Recording
     ---------

     Subtenant shall not record this Sublease, and such recordation shall, at the option of Sublandlord, constitute a non-curable default of Subtenant hereunder.

33.  Holding Over
     ------------

     Subtenant shall have no right to hold over at the Premises beyond the Expiration Date or earlier termination of this Sublease. If Subtenant remains in possession after the expiration or earlier termination of the Sublease Term without the express written consent of Sublandlord, such occupancy shall, at the Sublandlord's option, be deemed an act of trespass, and Subtenant shall pay as liquidated damages (and not as rent) an amount equal to three times the Base Rent in effect at the time for the expiration or termination of this Sublease, prorated on a daily basis for each such day of continued occupancy, plus all other charges payable hereunder. In the event of any such holdover, Subtenant shall also pay as liquidated damages (and not as rent) all amounts payable by Sublandlord to Landlord incurred as a result of such holdover, including but not limited to all amounts payable by Sublandlord to the Landlord pursuant to the Master Lease as a result of such continued occupancy by Subtenant. Nothing herein shall be deemed to limit Sublandlord's rights to, forcibly evict Subtenant, or any other rights or remedies available to Sublandlord. No receipt of money by Sublandlord from Subtenant after expiration or termination of this Sublease reinstate or extend this Sublease.

34.  Cumulative Remedies
     -------------------

     No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

35.  Covenants and Conditions
     ------------------------

     Each provision of this Sublease performable by Subtenant shall be deemed both a covenant and condition.

36.  Choice of Law
     --------------

     This Sublease shall be governed by the laws of the State of Georgia.

37.  Attorneys' Fees
     ---------------

     In the event Sublandlord, without any fault on its part, is a party to any litigation commenced by or against Subtenant or by or against any party in possession of the Premises or any part thereof claiming under Subtenant, Subtenant shall pay, as additional rent, all costs including, without implied limitation, reasonable attorneys' fees incurred by or imposed by or upon Sublandlord in connection with such litigation, and the costs of enforcement of this Sublease against Subtenant.

38.  Sublandlord's Access
     --------------------

     Sublandlord and its agents shall have the right to enter the Premises at reasonable times, upon reasonable notice to Subtenant, for the purpose of inspecting the same, showing the same to prospective assignees, lenders or lessees, all without undue interruption to business. In addition, Sublandlord shall have the right to enter the Premises to perform such actions as are required of it as tenant pursuant to the Master Lease. Notwithstanding the foregoing, without notice, Sublandlord shall have the right to enter the Premises to repair, maintain, inspect or otherwise deal with any equipment in or improvements to the Premises necessary for Sublandlord to operate in the remainder of the office space covered by the Master Lease, including, without limitation, repair or additions of wiring to riser space between floors of the Building. Subject to the above, and provided Subtenant is not in default hereunder or under the Master Lease, Sublandlord covenants that Subtenant shall have the right to possession and quiet enjoyment of the Premises during the term of this Sublease.

39.  Security Deposit
     ----------------

     Upon the execution of this Sublease, Subtenant shall pay to Sublandlord the sum of $0.00 as security for Subtenant's performance of its obligations under
       -----
this Sublease. Upon termination of this Sublease, provided Subtenant is not then in default of any of the terms hereof, the security deposit shall be returned to Subtenant, without interest, less any amounts due Sublandlord upon termination.

40.  Corporate Authority
     -------------------

     Each of individual executing this Sublease on behalf Subtenant or Sublandlord represents and warrants that he is duly authorized to execute and deliver this Sublease on behalf of such party.

41.  Amendments
     ----------

     This Sublease may be modified only in writing, signed by the parties in interest at the time of the modification.

42.  Landlord's Liability
     --------------------

     Subtenant acknowledges and agrees to the following with respect to the
Landlord:

          A. In the event of a sale or transfer of all or any portion of the Building or any undivided interest therein, or in the event of the masking of a lease of all or substantially of the Building, or in the event of a sale or transfer of the Landlord's fee or leasehold estate, the grantor, transferor or lessor, as the case may be, shall thereafter be entirely relieved of all terms, covenants and obligations thereafter to be performed by Landlord under the Master Lease and this Sublease to the extent of the interest or portion so sold, transferred or leased. Upon the termination of any such lease, the lessor thereunder shall become and remain liable as Landlord hereunder only so long as there shall not be made another such lease.

          B. Subtenant agrees that it has no direct fights to Landlord, but if it did that it shall look solely to the estate and property of Landlord in the Building and the land constituting the "Building Parcel", as such term is defined in the Master Lease (subject of prior rights, if any, of holders of superior interests) for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord; and no other assets of Landlord or any Person (as defined in the Master Lease) having any interest in Landlord shall be subject to levy, execution or other procedures for the satisfaction of Subtenant's remedies.

          C. Corporate Property Investors is the designation of the Trustees under a Declaration of Trust dated June 24, 1971 as amended, and neither the shareholders nor the Trustee, officers, employees or agents of the Trust created thereby shall be liable hereunder and, subject to Section 6.2B of the Master Lease, all persons shall look solely to the trust estate for the payment of any claims hereunder or for the performance hereof.



               [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                         SUBLANDLORD:
                                         -----------

Signed, sealed and delivered this 15th   PREMIERE COMMUNICATIONS, INC.
day of December,                         a Florida corporation
1997, in the presence of:

/s/ Wade H. Stribling                    By: /s/ Patrick G. Jones
---------------------------------------      ------------------------
Witness                                  Title: Senior Vice President
                                                ---------------------
/s/ Pamela Callon Evans
---------------------------------------
Notary Public

My Commission Expires:
                                                [CORPORATE SEAL]
             9-14-2000
---------------------------------------

            [NOTARIAL SEAL]


                                         SUBTENANT:
                                         ---------
Signed, sealed and delivered this 15th
day of December, 1997,                   ENDEAVOR TECHNOLOGIES, INC.
in the presence of:                      a Georgia corporation

/s/ Wade H. Stribling                    By: /s/ W. Michael Heekin
---------------------------------------      --------------------
Witness                                  Title: COO
                                                -----------------
/s/ Sherry D. Hall
---------------------------------------
Notary Public

My Commission Expires:

           October 23, 2000
---------------------------------------
                                             [CORPORATE SEAL]
            [NOTARIAL SEAL]

                    [consent of Landlord on following page]

                              CONSENT OF LANDLORD
                              -------------------

     Corporate Property Investors, as Landlord under the Master Lease, hereby consents to the within Sublease by Endeavor Technologies, Inc., pursuant to
Article 7.2(c) of the Master Lease and further acknowledges that any right to terminate the Master Lease by virtue of the granting of this Sublease is hereby waived.

                                       LANDLORD:

                                       CORPORATE PROPERTY INVESTORS, a
                                       Massachusetts business trust

Dated:  December 16, 1997              By: /s/
       -------------------                 ------------------------
                                       Title:
                                              ---------------------

Corporate Property Investors is the designation of the Trustees under a Declaration of Trust, as amended and restated on file with the Secretary of State of the Commonwealth of Massachusetts, and neither the Shareholders nor the Trustees, officers, employees or agents of the Trust created thereby, nor any of their personal assets shall be liable hereunder and all persons dealing with the Trust shall look solely to the Trust estate for the payment of any claims hereunder or the performance hereof.